IDEX SERIES FUND
                 SUPPLEMENT DATED AUGUST 31, 1998 TO PROSPECTUS
                DATED MARCH 1, 1998 AS SUPPLEMENTED  AUGUST 3, 1998,
                   JUNE 25, 1998, MAY 22, 1998 and MARCH 31, 1998

The following replaces the section on page 57 of the Fund Prospectus dated March 1, 1998 under the heading "Income Plus and Tax-Exempt Portfolios
- Portfolio Managers":

     Jarrell D. Frey, CFA has served as Portfolio Manager of the Tax-Exempt Portfolio since August 1998. Mr. Frey joined AIMI in June 1994 and is currently a Senior Securities Analyst. Prior to joining AIMI, Mr. Frey was employed for five years by Woodman Accident and Life Company in Lincoln, NE where he analyzed fixed income (both public and private debt offerings) and equity securities.

     David R. Halfpap, Bradley J. Beman, CFA, CPA and Craig M. Enright serve as Co-Portfolio Managers of the Income Plus Portfolio. Mr. Halfpap has been a Portfolio Manager of the Portfolio since its inception. Mr. Halfpap is also a Senior Vice President of AIMI and has been employed by AIMI and its affiliates in various positions since 1975.

     Mr. Beman has been a Co-Portfolio Manager since August 1998. Mr. Beman joined AIMI in 1988 after working in various capacities with AEGON USA and Life Investors.

     Mr. Enright has been a Co-Portfolio Manager since August 1998. Mr. Enright joined AIMI in 1996. His prior work experience includes ten years as an interest rate and commodities options and futures trader at the Chicago Board of Trade, two years in equity and fixed income sales for the Securities Corporation of Iowa and five years at the Northern Trust Company bank in Chicago, Illinois.

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